Financial Highlights	12 Months Ended
Dec. 31, 2012
Financial Highlights

8 - Financial Highlights

The Trust is presenting the following financial highlights related to investment performance and operations for the years ended December 31, 2012, 2011, and 2010. The net investment income (loss) and total expense ratios are calculated using average net assets. The net asset value presentation is calculated using daily Shares outstanding. The total return is based on the change in the net asset value of a Share during the period.

	Years Ended December 31,
	2012	2011	2010
Net asset value per Share, beginning of period	$48.83	$50.43	$49.52

Net investment loss	(0.46)	(0.46)	(0.42)
Net realized and unrealized gain (loss)	2.46	(1.14)	1.33

Net increase (decrease) in net assets from operations	2.00	(1.60)	0.91

Net asset value per Share, end of period	$50.83	$48.83	$50.43

Ratio to average net assets:
Net investment loss	(0.93)%	(0.92)%	(0.84)%
Expenses	1.04%	1.02%	1.01%
Total return	4.10%	(3.17)%	1.84%